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                                                                    EXHIBIT 10.3

                           THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of May 10, 2001, among HEADHUNTER.NET, INC., a Georgia corporation (the "Company"), BERNARD HODES GROUP INC. ("BHA"), a Delaware corporation and wholly owned subsidiary of Omnicom Group Inc. ("Omnicom"), OMNICOM FINANCE, INC., a Delaware corporation and wholly owned subsidiary of Omnicom ("OFI"), ITC HOLDING COMPANY, INC., a Delaware corporation ("ITC") and Yahoo!, Inc. ("Yahoo!") (each of BHA, OFI, ITC and Yahoo! may be referred to as an "Investor" and collectively as the "Investors"), and Wachovia Capital Investments, Inc. ("Wachovia").

                                    RECITALS

         WHEREAS, the Company, BHA, OFI, ITC and Yahoo! have previously entered into a Second Amended and Restated Registration Rights Agreement, dated March 6, 2001 (the "Prior Agreement"), and desire at this time to amend and restate the Prior Agreement in its entirety as herein provided; and

         WHEREAS, the Company has agreed to issue to Wachovia a Warrant pursuant to a Loan and Security Agreement, dated as of May 10, 2001, for the purchase of shares of the Company's Common Stock (the "Wachovia Warrant" and "Loan Agreement", respectively); and

         WHEREAS, as a condition to Wachovia entering into the Loan Agreement with the Company, the Company agreed to grant Wachovia certain registration rights with respect to shares of Common Stock issued upon the exercise of the Wachovia Warrant on the terms and conditions set forth herein; and

         WHEREAS, the Company, BHA, OFI, ITC and Yahoo! each desire to amend and restate the Prior Agreement to add Wachovia as a party and make certain other changes.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

         1.       DEFINITIONS

         As used in this Agreement, the following terms have the respective meanings set forth below:

         Commission: shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

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         Effective Date: shall mean July 19, 2000;

         Exchange Act: shall mean the Securities Exchange Act of 1934, as amended;

         Holder: shall mean any holder of Registrable Securities, including the Investors and Wachovia;

         Initiating Holder: shall mean (1) any Investor who holds any then outstanding Registrable Securities or (2) any Holder or Holders who in the aggregate are Holders of more than 5% of the then outstanding Registrable Securities;

         Person: shall mean an individual, partnership, joint stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

         register, registered and registration: shall mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

         Registrable Securities: shall mean (A) the shares of Company Common Stock (1) issued to BHA under the Agreement and Plan of Merger, dated as of April 15, 2000, by and among the Company and the additional parties thereto (as amended, the "Acquisition Agreement"), and any transferee thereof, (2) held by ITC at the Effective Date, (3) issuable to ITC (or a wholly owned subsidiary of ITC) upon exercise of any option or warrant beneficially owned by ITC (or one of its wholly owned subsidiaries) to purchase shares of Company Common Stock, (4) issued to OFI or any of its affiliates (collectively with BHA and its affiliates, the "Omnicom Group") pursuant to the Amended and Restated Credit Agreement, dated February 27, 2001, between the Company and OFI (the "Credit Agreement"), and any transferee thereof, (5) issuable to Yahoo! upon exercise of the Yahoo! Warrant, and (6) issuable to Wachovia upon exercise of the Wachovia Warrant, and (B) any securities of the Company issued as a dividend or other distribution with respect to, or in exchange or conversion for or in replacement of, the shares of Company Common Stock referred to in clause (A); provided, that Registrable Securities shall not include (i) securities with respect to which a registration statement with respect to the sale of such securities has become effective under the Securities Act and all such securities have been disposed of in accordance with such registration statement, (ii) such securities as are actually sold pursuant to Rule 144 (or any successor provision thereto) under the Securities Act ("Rule 144"), (iii) such securities as are acquired by the Company or any of its subsidiaries or (iv) the shares of common stock issued to BHA under the Acquisition Agreement which are registered for resale by BHA under the BHA Resale Registration Statement (as defined in Section 3(c)) and which are actually sold under such BHA Resale Registration Statement;


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         Registration Expenses: shall mean all expenses incurred by the Company in compliance with Sections 3(a), (b), (c) and (d) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for all the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding Selling Expenses);

         Security, Securities: shall have the meaning set forth in Section 2(1) of the Securities Act;

         Securities Act: shall mean the Securities Act of 1933, as amended;

         Selling Expenses: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the Holders;

         Services and Content Agreement: shall mean the Services and Content Agreement dated March 5, 2001 between the Company and Yahoo!;

         Yahoo! Warrant: shall mean the Warrant issued to Yahoo! by the Company pursuant to the Yahoo! Warrant Purchase Agreement for the purchase of shares of the Company's Common Stock; and

         Yahoo! Warrant Purchase Agreement: shall mean the Warrant Purchase Agreement dated March 5, 2001 between the Company and Yahoo!.

         2.       RESTRICTIONS ON TRANSFER

         (a) Prior to any proposed transfer of any Registrable Securities (other than under the circumstances described in Section 3 hereof including transfers pursuant to the BHA Resale Registration Statement), the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon such Holder shall be entitled to transfer the Registrable Securities in accordance with the terms of its notice.

         (b) Notwithstanding anything in this Agreement to the contrary, in connection with any underwritten public offering of securities by the Company which closes within one year of the Effective Date, the Holders hereby agree, if and to the extent agreed to by the Investors and the executive officers of the Company, not to sell or otherwise dispose of any Company Common Stock for a period equal to the lesser of (i) 90 days following completion of such public offering, or (ii) the period agreed to by other shareholders who execute lock-up agreements in connection with such offering. If


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requested by an underwriter in connection with an underwritten public offering of securities by the Company pursuant to the immediately preceding sentence, each Holder will execute and deliver promptly a lock-up agreement which reflects the agreements of each Holder contained in this Section 2(b) and such other terms and conditions as are usual and customary for lock-up agreements in underwritten public offerings.

         (c) Notwithstanding anything in this Agreement to the contrary, nothing herein will be deemed to confer any rights upon any Person who purchases Company Common Stock pursuant to the BHA Resale Registration Statement (a "Resale Transferee"), nor will anything herein be deemed to restrict any subsequent transfers of such Company Common Stock by such Resale Transferees.

         3.       REGISTRATION RIGHTS

                  (a)      Requested Registration.

                           (i) Request for Registration. If the Company shall
receive from an Initiating Holder, at any time on or after the earlier of: (A) the first anniversary of the Effective Date and (B) the Company's material breach of Section 4.12 or any of the provisions in Article 6 of the Services and Content Agreement, a written request that the Company effect any registration with respect to (1) all of such Investor's Registrable Securities or (2) at least such number of Registrable Securities as would yield (based on then current market prices) an aggregate offering price of at least (x) $5 million if the Registrable Securities are to be registered on Form S-1 (or any successor form thereto) or (y) $1 million if the Registrable Securities are to be registered on Form S-3 (or any successor form thereto), the Company will, unless all of the Registrable Securities being requested to be registered under (1) or
(2) above are eligible for resale in accordance with Rule 144 within a three-month period:

                           (A) promptly give written notice of the proposed
registration, qualification or compliance to all other Holders; and

                           (B) as soon as practicable (and in any event, within
45 days of any valid request), use its reasonable best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within ten business days after written notice from the Company is given under
Section 3(a)(i)(A) above; provided that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this
Section 3(a):


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                           (w) Solely with respect to underwritten registrations
         requested pursuant to this Agreement, if the Company shall have previously effected an underwritten registration with respect to Registrable Securities pursuant to Section 3(b) hereof, the Company shall not be required to effect any underwritten registration pursuant to this Section 3(a) until a period of 180 days shall have elapsed from the effective date of the most recent such previous registration; provided that if, in the most recent such previous registration, participation pursuant to Section 3(b) hereof shall not have been to the extent requested pursuant to Section 3(b) hereof, then the Company shall not be required to effect any underwritten registration pursuant to this Section 3(a) until a period of 90 days shall have elapsed from the effective date of the most recent such previous registration;

                           (x) If, upon receipt of a registration request
pursuant to this Section 3(a), the Company is advised in writing (with a copy to each Initiating Holder) by a recognized national independent investment banking firm selected by the Company that, in such firm's opinion, a registration at the time and on the terms requested would adversely affect any then pending public offering of securities of the Company by the Company (other than in connection with benefit and similar plans) (collectively, a "Company Offering") with respect to which the Company has filed a registration statement prior to the receipt of a registration request pursuant to this Section 3(a), the Company shall not be required to effect a registration pursuant to this Section 3(a) until the earlier of (i) 30 days after the completion of such Company Offering,
(ii) promptly after any abandonment of such Company Offering or (iii) 60 days after the date of receipt of a registration request pursuant to this Section 3(a); provided, however, that the periods during which the Company shall not be required to effect a registration pursuant to this Section 3(a) together with any periods of suspension under Section 3(h) hereof may not exceed 90 days in the aggregate during any period of 12 consecutive months;

                           (y) In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                           (z) Subject to Section 3(c), after the Company has
effected five (5) such registrations pursuant to this Section 3(a) for each Investor and two (2) such registrations for Holders other than the Investors and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed; provided, that Holders shall not have the right to request an underwritten registration pursuant to this Section 3(a) more than one time in any six-month period.


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         The registration statement filed pursuant to the request of the
Initiating Holders may, subject to the provisions of Section 3(a)(ii) below, include other Securities of the Company which are held by Persons who, by virtue of agreements with the Company, are entitled to include their Securities in any such registration ("Other Stockholders"); provided, however, that the registration rights granted in the future to other shareholders will in all events be subordinate to the rights hereunder and the Company will not grant any such rights unless proper provision has been made in respect thereof.

                  (ii) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 3(a) and the Company shall include such information in the written notice referred to in Section 3(a)(i)(A). If Other Stockholders request inclusion in any such registration, the Holders shall offer to include the securities of such Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section
3. The Holders whose shares are to be included in such registration and the Company shall (together with all Other Stockholders proposing to distribute their securities through such underwriting) enter into underwriting and related agreements in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders and reasonably acceptable to the Company. Such underwriting agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 3(f) hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 3(e) hereof, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holders. The Company shall cooperate fully with the Holders and the underwriters in connection with any underwritten offering. Notwithstanding any other provision of this Section 3(a), if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, still further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares of Registrable Securities held by such Holder), by such minimum number of shares as is necessary to comply with such request; provided, that there shall be no reduction in the number of shares of Registrable Securities included in the registration by any Holder until all shares of Other Stockholders have been excluded from such registration; provided further, however, that in the event that the number of shares included in the registration by the Holder is reduced by greater than one-third of the number of shares requested to be included by such Holder, then such registration shall not count against such Investor as a requested registration pursuant to Section 3(a)(i)(B)(z). No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Other Stockholder who


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has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holder. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and officers and directors of the Company may include its or their securities for its or their own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  (b)      Company Registration.

                           (i) If the Company shall determine to register any of
its equity securities either for its own account or for the account of Other Stockholders, other than a registration relating solely to benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                                    (A) promptly give to each of the Holders a
written notice thereof; and

                                    (B) include in such registration (and any
related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within ten (10) business days after the giving of the written notice from the Company described in clause (i) above, except as set forth in Section 3(b)(ii) below. Such written request shall specify the amount of Registrable Securities intended to be disposed of by a Holder and may specify all or a part of the Holders' Registrable Securities.

Notwithstanding the foregoing, if, at any time after giving such written notice of its intention to effect such registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities the Company may, at its election, give written notice of such determination to the Holders and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such equity securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided herein), without prejudice, however, to the rights (if any) of Holders immediately to request that such registration be effected as a registration under Section 3(a) hereof.

                           (ii) Underwriting. If the registration of which the
Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 3(b)(i)(A).


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In such event, the right of each of the Holders to registration pursuant to this
Section 3(b) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for the underwriting by the Company or such Other Stockholders, as the case may be. Such underwriting agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 3(f) hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 3(d), and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holders whose shares are to be included in such registration. Notwithstanding any other provision of this Section 3(b), if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and Other Stockholders (other than Other Stockholders exercising the contractual right initiating such registration ("Other Demanding Holders") or to cause their securities to be included in such registration ("Other Rights Holders")) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders and such Other Demanding Holders shall be reduced, on a pro rata basis (based on the number of shares held by such holder), by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (c) BHA Resale Registration Statement. Notwithstanding any other provision hereof, the Company will use its commercially reasonable best efforts to (i) cause to be effective as promptly as practicable and thereafter maintain the effectiveness of its Post-Effective Amendment No. 1 on Form S-3 to Form S-4, dated February 28, 2001 (as amended, and as continued pursuant to the immediately following sentence, the "BHA Resale Registration Statement") under the Securities Act until January 19, 2002 (subject to continuation pursuant to this Section 3(c)), (ii) file such amendments to the BHA Resale Registration Statement as are necessary to, as promptly as practicable following BHA's written request, register for resale such BHA Registrable Securities (the "BHA Securities") for any other member of the Omnicom Group to which BHA transfers such BHA Securities, provided such member of the


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Omnicom Group cannot dispose of all of such BHA Securities under Rule 144 in the succeeding three-month period, and (iii) to file such amendments to the BHA Resale Registration Statement or, at the Company's option, to file a new registration statement (the "OFI Registration Statement") and such amendments thereto to register for resale any shares of Company Common Stock issued to OFI pursuant to the Credit Agreement and thereafter to maintain the effectiveness of such OFI Registration Statement under the Securities Act until such time as OFI can dispose of all of such shares under Rule 144 in a three month period.
Without limiting the foregoing, BHA may, at any time within 30 days prior to the expiration of the BHA Resale Registration Statement (as may be continued pursuant to this Section 3(c)), make a written request (a "BHA Resale Continuation Request") that the Company continue the effectiveness of the BHA Resale Registration Statement. In such event, the Company will use its reasonable best efforts to continue such BHA Resale Registration Statement so as not to permit any interruption in the effectiveness of such registration. Each BHA Resale Continuation Request that has been effected in accordance with this
Section 3(c) will be considered a requested registration for BHA for the purposes of Section 3(a), and the parties acknowledge that BHA has used one such requested registration as of the date hereof.

                  (d) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 3 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that if, as a result of the withdrawal of a request for registration by any of the Holders (except if such withdrawal is at the request of the Company), the registration statement does not become effective, the Holders and Other Stockholders requesting registration may elect to bear the Registration Expenses (pro rata on the basis of the number of their shares so included in the registration request, or on such other basis as such Holders and Other Stockholders may agree), in which case such registration shall not be counted as a registration pursuant to Section 3(a)(i)(B)(z).

                  (e) Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 3 (including a registration pursuant to a BHA Resale Continuation Request), the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

                  (i) except as set forth in Section 3(c), keep such registration effective for a period of one hundred eighty (180) days or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                  (ii) furnish to each Holder, and to any underwriter before filing with the Commission, copies of any registration statement (including all exhibits) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of such registration statement and including each


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         preliminary prospectus, any summary prospectus or any term sheet (as such term is used in Rule 434 under the Securities Act)) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the Holders and any such underwriter for a period of at least five business days, and the Company shall not file any such registration statement or such prospectus or any amendment or supplement to such registration statement or prospectus to which any Holder or any such underwriter shall reasonably object within five business days after the receipt thereof; a Holder or such underwriters, if any, shall be deemed to have reasonably objected to such filing only if the registration statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                  (iii) furnish to each Holder and to any underwriter, such number of conformed copies of the applicable registration statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus, any summary prospectus or any term sheet (as such term is used in Rule 434 under the Securities Act)) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including without limitation documents incorporated or deemed to be incorporated by reference prior to the effectiveness of such registration, as each of the Holders or any such underwriter from time to time may reasonably request;

                  (iv) to the extent practicable, promptly prior to the filing of any document that is to be incorporated by reference into any registration statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than the date such document is filed with the Commission, provide copies of such document to the Holders, if requested, and to any underwriter, and make representatives of the Company available for discussion of such document and other customary due diligence matters, and include in such document prior to the filing thereof such information as any Holder or any such underwriter reasonably may request;

                  (v) make available at reasonable times for inspection by the Holders, any underwriter participating in any disposition pursuant to such registration and any attorney or accountant retained by the Holders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all information reasonably requested by the Holders and any such underwriters, attorneys or accountants in connection with such registration subsequent to the filing of the applicable registration statement and prior to the effectiveness of the applicable registration statement;


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                  (vi)     use its reasonable best efforts (x) to register or
         qualify all Registrable Securities and other securities covered by such registration under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration shall reasonably request, (y) to keep such registration or qualification in effect for so long as the applicable registration statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                  (vii) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Holders of Registrable Securities to enable the Holders thereof to consummate the disposition of such Registrable Securities;

                  (viii) subject to Section 3(h) hereof, promptly notify each Holder of Registrable Securities covered by a registration statement
         (A) upon discovery that, or upon the happening of any event as a result of which, the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of proceedings for that purpose, (C) of any request by the Commission for
         (1) amendments to such registration statement or any document incorporated or deemed to be incorporated by reference in any such registration statement, (2) supplements to the prospectus forming a part of such registration statement or (3) additional information, or
         (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

                  (x) if requested by any Initiating Holder or any underwriter, promptly incorporate in such registration statement or prospectus, pursuant to a supplement or post effective amendment if necessary, such information as the Initiating Holder and any underwriter may reasonably request to have included therein, including, without limitation, information relating to the "plan of distribution" of the Registrable Securities, information with respect to the principal amount or number of shares of Registrable Securities being sold to such underwriter, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of any such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post effective amendment;

                  (xi) furnish to the Holders, addressed to them, an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, if any, or the date of effectiveness of the registration statement if such registration is not an underwritten offering, and use its reasonable best efforts to furnish to the Holders, addressed to them, a "cold comfort" letter signed by the independent certified public accountants who have certified the Company's financial statements included in such registration, covering substantially the same matters with respect to such registration (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Holders may reasonably request;

                  (xii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                  (xiii) provide promptly to the Holders upon request any document filed by the Company with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act;

                  (xiv) use its reasonable best efforts to cause all Registrable Securities included in any registration pursuant hereto to be listed on each securities exchange on which securities of the same class are then listed, or, if not then listed on any securities exchange, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded;

                  (xv) cause senior management reasonably to participate in "roadshow" presentations and other customary marketing efforts;

                  (xvi) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder not later than the effective date of such registration;

                  (xvii) use best efforts to cause the transfer agent to remove restrictive legends on certificates representing the Registrable Securities covered by a registration statement hereunder, as the Company determines to be appropriate upon advice of counsel;

                  (xviii) in the event of any underwritten public offering hereunder, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

                  (xix) notify the Holders promptly in writing when an applicable registration statement and prospectus, or prospectus supplement or post-effective amendment related thereto has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective; and

                  (xx) use its best efforts to provide a CUSIP number for the Registrable Securities not later than the effective date of an applicable registration.

                  (f)      Indemnification.

                           (i) The Company will indemnify each of the Holders,
as applicable, each of its affiliates and its and any such affiliates' respective officers, directors, members, partners and other representatives, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 3, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such person, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case if and to the extent that it is finally judicially determined that any such claim, loss, damage, liability or expense primarily arises out of or is based primarily on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein. The indemnity agreement contained in this paragraph shall not apply to the extent that any claims, losses, damages or liabilities (or actions in respect thereof) result from the fact that a current copy of the prospectus was not sent or given to a proposed transferee asserting any such claim, loss, damage, liability or action, at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that the Company provided such prospectus to such Holder in a timely manner prior to such sale and it was the responsibility of the Holder under the Securities Act to provide the prospective transferee with a current copy of the prospectus and such prospectus would have cured the defect giving rise to such claim, loss, damage, liability or action.

                           (ii) Each of the Holders will, if Registrable
Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter, each Other Stockholder and each of their officers, directors, members and partners, and each person controlling such Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, members, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case if and to the extent, but only to the extent, that it is finally judicially determined that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document primarily in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein ("Holder Information"); provided, however, that the obligations of each of the Holders hereunder and under clause
(iv) below shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein and no Holder will have any liability hereunder except as to Holder Information about itself.

                           (iii) Each party entitled to indemnification under
this Section 3(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom;

provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one such counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 unless and only to the extent that the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                           (iv) If the indemnification provided for in this
Section 3(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           (v) Notwithstanding the foregoing, to the extent that
the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

                           (vi) The foregoing indemnity agreement of the Company
and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or Holder (but only if such Holder was required to deliver such Final Prospectus) if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

         (g) Information by the Holders. Each of the Holders holding securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 3.

         (h) Holdback Agreement; Postponement. Notwithstanding the provisions of Sections 3(a), (b) and (c), if the Board of Directors of the Company determines in good faith that it is in the best interests of the Company
(A) not to disclose the existence of facts surrounding any proposed or pending acquisition, disposition, strategic alliance or financing transaction involving the Company or (B) for any purpose, to suspend the registration rights set forth herein, the Company may, by notice to the Holders in accordance with Section 6(a), postpone any registration which is requested pursuant to Section 3(a) or 3(c), for such a period of time as the Board of Directors may reasonably determine; provided that (x) such periods of suspension together with any periods of suspension effected pursuant to Section 3(a)(i)(B)(w) hereof may not exceed 90 days in the aggregate during any period of 12 consecutive months and
(y) the Company may not impose such a suspension or a postponement pursuant to
Section 3(a)(i)(B)(w) following the printing and distribution of a preliminary prospectus in any underwritten public offering of Registrable Securities pursuant to Section 3(a)(i) (except such suspension, not to exceed ten days, which results from an event that is not within the reasonable control of the Company); provided, however, that the Company will not be entitled to postpone or suspend the effectiveness of the BHA Resale Registration Statement (as may be continued pursuant to Section 3(c)) unless the Board of Directors determines, in the good faith exercise of its reasonable business judgment, after receiving the advice of counsel to the Company, that such postponement or suspension is required in order to avoid disclosure of information that would otherwise be required by law to be disclosed during the effectiveness of such BHA Resale Registration Statement, the premature disclosure of which would materially and adversely affect the Company.

         (i) Assignment. The registration rights set forth in Section 3 hereof may be assigned, in whole or in part, to any transferee of Registrable Securities (who shall be considered thereafter to be a Holder and shall be bound by all obligations and limitations of this Agreement).

         4.       RULE 144 REPORTING

         With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

         (a) make and keep public information available (as those terms are understood and defined in Rule 144) at all times;

         (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) so long as there are outstanding any Registrable Securities, furnish to each Holder, upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

         5.       INTERPRETATION OF THIS AGREEMENT

                  (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the principles of conflict of laws of such State.

                  (b) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

         6.       MISCELLANEOUS

                  (a)      Notices.

                           (i)      All communications under this Agreement
shall be in writing and shall be delivered by facsimile or by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                                    (A) if to the Company, to HeadHunter.NET,
Inc., 333 Research Court, Suite 200, Norcross, Georgia 30092, (770) 349-2401,
Attention: Chief Executive Officer, or at such other address as it may have furnished in writing to the Investors and Wachovia;

                                    (B) if to Yahoo!, to Yahoo!, Inc., 3420
Central Expressway, Santa Clara, California 95051; facsimile (408) 328-7939 (and after July 30, 2001, to Yahoo!, Inc., 701 1st Avenue, Sunnyvale, California 94086; facsimile (408) 731-3485), Attention:

Chief Financial Officer, or at such other address as it may have furnished to the Company in writing;

                                    (C) if to Wachovia, to Wachovia Capital
Investments, Inc., 191 Peachtree Street, Atlanta, Georgia 30303, Attention:
Emerging Companies Group (or to such other address as may be designated hereafter in writing by Wachovia); and

                                    (D) if to the Investors, at the addresses
listed on Schedule I hereto, or at such other addresses as may have been furnished the Company in writing.

                           (ii)     Any notice so addressed shall be deemed to
be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

                  (b) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investors may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investors in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                  (d) Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understandings among such parties with respect to the subject matter hereof, including the Prior Agreement. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the parties.

                  (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                  (f) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement; provided, however, that upon the request of the Company in connection with the issuance of securities by the Company after the date hereof to raise equity or debt capital or acquire one or more businesses, the parties will cause this Agreement to be amended to permit the purchasers of such securities to have registration rights that are no more favorable in any material respect to such purchasers than the rights of the Investors hereunder, provided, however, that in no event will any party be required to agree to the granting of any such rights that are superior in any material respect to its rights hereunder without the prior written consent of that party (given or withheld in its sole discretion).

                  (g) Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended and understood that all of the rights and privileges of each of the Holders shall be enforceable to the fullest extent permitted by law.

         IN WITNESS WHEREOF, the undersigned have executed this Third Amended and Restated Registration Rights Agreement as of the date first set forth above.



                                     HEADHUNTER.NET, INC.



                                     By: /s/  W. Craig Stamm
                                        ----------------------------------------
                                     Title: Chief Financial Officer
                                           -------------------------------------



                                     BERNARD HODES GROUP INC.



                                     By: /s/  Randall J. Weisenburger
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------



                                     OMNICOM FINANCE, INC.



                                     By: /s/  Dennis Hewitt
                                        ----------------------------------------
                                     Title: Treasurer
                                           -------------------------------------



                                     ITC HOLDING COMPANY, INC.



                                     By: /s/  Kimberly E. Thompson
                                        ----------------------------------------
                                     Title: Senior VP & General Counsel
                                           -------------------------------------



                                     YAHOO!, INC.



                                     By: /s/  illegible
                                       ----------------------------------------
                                     Title: SVP, Finance and Administration, CFO
                                           -------------------------------------



                                     WACHOVIA CAPITAL INVESTMENTS, INC.



                                     By: /s/ Joseph P. Longosz
                                        ----------------------------------------
                                     Title: Managing Director
                                           -------------------------------------